UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 1, 2018

VOYA FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35897	No. 52-1222820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

230 Park Avenue New York, New York		10169
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 309-8200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On June 1, 2018 Voya Financial, Inc. a Delaware corporation (the “Company”), completed the sale (the “Transaction”) of Voya Insurance and Annuity Company, an Iowa domiciled life insurance company subsidiary of the Company (“VIAC”), and Directed Services LLC, an indirect broker-dealer subsidiary of the Company (“DSL”). VIAC and DSL were acquired by a subsidiary of VA Capital Company LLC, a Delaware limited liability company (“VA Capital”) that is an insurance holding company formed by affiliates of Apollo Global Management LLC (“Apollo”) and Athene Holding Ltd. (“Athene”). Reverence Capital Partners, L.P. and Crestview Advisors, L.L.C. are also investors in VA Capital, along with the Company, which has acquired a 9.99% equity interest in VA Capital. In addition, affiliates of the Company continue to own surplus notes issued by VIAC in an aggregate principal amount of $350 million. The Transaction has resulted in the Company’s disposition of substantially all of its variable annuity and fixed and fixed indexed annuity businesses and related assets.

The purchase price for VIAC and DSL consisted of DSL’s net capital in excess of required regulatory capital and VIAC’s net surplus at closing in excess of Required Adjusted Book Value (as such term is defined in the Master Transaction Agreement pursuant to which the transaction was consummated (the “MTA”)), after giving effect to certain restructuring and other pre-closing transactions, including the reinsurance of the fixed and fixed indexed annuity business of VIAC to affiliates of Athene and the payment of a ceding commission by Athene therefor. The purchase price at closing was based on the Company’s estimate of Required Adjusted Book Value and is subject to a post-closing adjustment mechanism set forth in the MTA.

Item 9.01	Financial Statements and Exhibits

(b) Pro forma financial information

The pro forma financial information required by Article 11 of Regulation S-X are attached hereto as Exhibit 99.1 and incorporated by reference herein.

(d) Exhibits

99.1 Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voya Financial, Inc. (Registrant)

By:	/s/ Trevor Ogle
Name:	Trevor Ogle
Title:	Senior Vice President and Deputy General Counsel

Dated: June 7, 2018